FOURTEENTH AMENDMENT TO GRID NOTE
                      ---------------------------------


         THIS FOURTEENTH AMENDMENT TO GRID NOTE (this "Amendment") is made on October 31, 2005, and effective as of November 1, 2005, by and between ALEXANDER & BALDWIN, INC., a Hawaii corporation, hereinafter called the "Maker," and FIRST HAWAIIAN BANK, a Hawaii corporation, hereinafter called the "Bank";

                               WITNESSETH THAT;
                               ----------------

         WHEREAS, the Bank extended to the Maker that certain uncommitted line of credit facility in the principal amount not to exceed FORTY MILLION AND NO/100 DOLLARS ($40,000,000.00) which line of credit is evidenced by that certain Grid Note (the "Note") dated December 30, 1993, with a final maturity of said Note being November 30, 1994; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Amendment to Grid Note dated August 31, 1994, whereby the Note was increased to SIXTY-FIVE MILLION AND NO/100 DOLLARS ($65,000,000.00), Section 4 of the Note, "Limitation" was deleted in its entirety and replaced, and the Note was extended
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to November 30, 1995; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Second Amendment to Grid Note dated March 29, 1995, whereby the Note was decreased to FORTY-FIVE MILLION AND NO/100 DOLLARS ($45,000,000.00), and Section 4 of the Note, entitled "Limitation" was deleted in its entirety and replaced, and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Third Amendment to Grid Note dated November 17, 1995, that certain Fourth Amendment to Grid Note dated November 25, 1996, that certain Fifth Amendment to Grid Note dated November 28, 1997, and that certain Sixth Amendment to Grid Note dated November 30, 1998, all to extend the Maturity Date of the Note, the latest of which extended such Maturity Date to November 30, 1999; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Seventh Amendment to Grid Note dated November 23, 1999, whereby the Note was extended to November 30, 2000, and with the merger of A&B-Hawaii, Inc. into Alexander & Baldwin, Inc., with Alexander & Baldwin, Inc. being the surviving corporation, the obligations of A&B-Hawaii, Inc. under the Note were terminated, with all references in the Note to the Maker deemed to be references to Alexander & Baldwin, Inc.; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Eighth Amendment to Grid Note dated May 3, 2000, whereby the Note was increased to SEVENTY MILLION AND NO/100 DOLLARS ($70,000,000.00), and Section 4 of the Note, "Limitation" was deleted in its entirety and replaced; and
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         WHEREAS, the Maker and the Bank subsequently entered into that certain
Ninth Amendment to Grid Note dated November 30, 2000, that certain Tenth Amendment to Grid Note dated November 30, 2001, that certain Eleventh Amendment to Grid Note dated November 21, 2002, and that certain Twelfth Amendment to Grid Note dated November 12, 2003, the latest of which extended the Maturity Date of the Note to November 30, 2004; and

         WHEREAS, the Maker and the Bank subsequently entered into that certain Thirteenth Amendment to Grid Note dated October 19, 2004, whereby the Note was increased to SEVENTY-EIGHT MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($78,500,000.00), the Maturity Date of the Note was extended to January 1, 2006, and Section 4 of the Note, "Limitation" was deleted in its entirety and
                            ----------
replaced; and

         WHEREAS, the Maker has requested the Bank to extend the Maturity Date of the Note to January 1, 2007; and

         WHEREAS, the Bank has agreed to the Maker's request, and in accordance and as a condition thereto, the Maker and the Bank desire to further amend the Note as hereinafter provided;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Maker and the Bank agree as follows:

         1. The Maturity Date of the Note, as previously amended, shall be and hereby is further amended to provide that all unpaid principal and accrued but unpaid interest shall be due and payable on January 1, 2007, unless sooner due as otherwise provided in the Note.

         2. In all other respects, the Note, as herein amended, shall remain unmodified and in full force and effect, and the Maker hereby reaffirms all of its obligations under the Note, as previously amended, and as amended hereby. Without limiting the generality of the foregoing, the Maker hereby expressly acknowledges and agrees that, as of the date of this Amendment, the Maker has no offsets, claims or defenses whatsoever against the Bank or against any of the Maker's obligations under the Note, as previously amended, and as amended hereby, and that if any such claims, defenses or offsets exist, they are hereby irrevocably waived and released.

         3. The Maker has all requisite power and authority to execute this Amendment and to carry out the provisions herein. The execution and delivery of this Amendment by the officers and/or other authorized person(s) specified below has been duly authorized by the Maker and no other corporate action of the Maker is requisite to such execution and delivery of this Amendment. Upon execution of this Amendment by such officers and/or authorized person(s), this Amendment, and all provisions contained herein, shall be the due and binding obligations of the Maker.

         IN WITNESS WHEREOF, this Fourteenth Amendment to Grid Note is executed by the undersigned parties on the date first above written.

                            ALEXANDER & BALDWIN, INC.



                            By  /s/ Christopher J. Benjamin
                                --------------------------------
                                CHRISTOPHER J. BENJAMIN
                                Its Senior Vice President and
                                    Chief Financial Officer



                            By  /s/ Thomas A. Wellman
                                --------------------------------
                                THOMAS A. WELLMAN
                                Its Vice President, Controller and
                                    Treasurer
                                                                      "Maker"


                            FIRST HAWAIIAN BANK



                            By  /s/ Kenneth C. S. Pai
                                --------------------------------
                                KENNETH C. S. PAI
                                Its Senior Vice President
                                                                       "Bank"